UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2014
Oiltanking Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35230	45-0684578
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
333 Clay Street, Suite 2400
Houston, Texas 77002
(Address of principal executive office) (Zip Code)
(281) 457-7900
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the previously announced acquisition by Enterprise Products Partners L.P. of (i) all of the issued and outstanding interests in OTLP GP, LLC (the “General Partner”), the general partner of Oiltanking Partners, L.P. (the “Partnership”), and (ii) all of the common units and subordinated units of the Partnership held by Oiltanking Holding Americas, Inc. and its affiliates, the following officers gave notice on December 17, 2014 of their resignation effective December 31, 2014 from their respective positions at the General Partner and subsidiaries of the Partnership:

Robert J. McCall	Senior Vice President, Commercial and Business Development
Kevin L. Campbell	Vice President, Operations
Clayton K. Curtis	Vice President, Regulatory Affairs
Javier Del Olmo B.	Vice President, Engineering
Kim M. Ivy	Vice President, Corporate Affairs and Planning

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Oiltanking Partners, L.P.
		By:	OTLP GP, LLC, its general partner

Dated:	December 17, 2014	By:	/s/ Donna Y. Hymel
			Name:	Donna Y. Hymel
			Title:	Chief Financial Officer